SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                             FORM 8-K

                          Current Report

                          January 31, 2005
         ------------------------------------------------
        (Date of Report - Date of Earliest Event Reported)

                             33-02035-A
                       ----------------------
                      (Commission File Number)

                     RAM Venture Holdings Corp.
          ----------------------------------------------------
         (Exact name of Registrant as specified in its charter)


                Florida                   59-2508470
    -------------------------------    --------------------
   (State or other jurisdiction of        (IRS Employer
    incorporation or organization)      Identication No.)




      7 Clearwater Drive, Suite D, Little Rock, Arkansas 72204
      --------------------------------------------------------
             (Address of Principal Executive Offices)

                            (501) 228-5590
                     -----------------------------
                    (Registrant's Telephone Number)

   5310 South Shackleford Road, Suite D, Little Rock, Arkansas 72204
   -----------------------------------------------------------------
        (Former Name, Former Address and Former Fiscal Year, if changed since last report)


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Item 5.02   Departure of Directors or Principal Officers; Election of
            Directors; Appointment of Principal Officers

    (b) The Registrant was informed on January 31, 2005 of the resignation of its Director, General Wesley K. Clark, effective January 24, 2005. General Clark has informed the Company that he is facing increased demands upon his time and attention and that he is no longer able to devote sufficient time and attention to the Company's matters to effectively discharge his obligations as a member of its Board.

	General Clark has further informed the Company that he has and has had no disagreement with the Registrant on any matter relating to its operations, policies, or practices.


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                             SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RAM VENTURE HOLDINGS CORP.



Dated: February 2, 2005            BY: /s/Jeff Harris
                                       --------------------------
                                       Jeff Harris, President


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